KKM U.S. Equity ARMOR Fund (the “Fund”)

a series of Northern Lights Fund Trust II

Class A Shares (Symbol: UMRAX)

Class I Shares (Symbol: UMRIX)

Supplement dated August 24, 2015

to the Prospectus and Statement of Additional Information (“SAI”) dated June 6, 2014

The following supersedes any contrary information contained in the current Prospectus or the Fund’s SAI.

On August 24, 2015, KKM Financial LLC, the Fund’s investment adviser (the “Adviser”) provided written notice to the Fund’s sub-adviser, Equity Armor Investments, LLC (“Equity Armor”), of its intent to terminate the sub-advisory agreement with respect to the Fund. Accordingly, effective October 23, 2015, Equity Armor will no longer serve as sub-adviser to the Fund. As of that date or such earlier date as the Adviser may determine, the Fund’s Adviser will assume management of the Fund’s entire portfolio. Effective October 23, 2015, Jeff Kilburg shall be the sole portfolio manager of the Fund and references in the Fund’s Prospectus and SAI to Equity Armor and its portfolio managers, Brian Stutland and Luke Rahbari, should be disregarded.

Further, the Fund will also be changing its name to the KKM Enhanced U.S. Equity Fund. This change will be effective on or about September 30, 2015.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for Class I shares and Class A shares dated June 6, 2014, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-312-448-7230.